Exhibit 99.1

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                                                                    NEWS RELEASE
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                                                           FOR IMMEDIATE RELEASE

         GRSA                                                       ENGlobal (R)
Consultants and Engineers

CONTACT:  Gary W. Cadby                            CONTACT:  Natalie S. Hairston
(225) 291-9988                                                    (281) 878-1000
Gary.Cadby@grsaengineering.com                                   ir@ENGlobal.com
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                       ENGLOBAL AND GRSA ANNOUNCE ALLIANCE

HOUSTON, TX and BATON ROUGE, LA, December 16, 2009 - ENGlobal (NASDAQ: ENG), a leading provider of engineering and related project services, and GRSA Consultants and Engineers, Inc, a private engineering firm based in Baton Rouge, today announced a strategic alliance to advance comprehensive project delivery capabilities in the chemical, petrochemical, and refinery industries.

GRSA provides significantly enhanced process engineering capabilities including feasibility/conceptual design, licensed technology package development and a first-of-a-kind process engineering scale-up. This alliance will offer clients a single source for delivering grass-roots designs, de-bottleneck/expansion designs, economic evaluations, energy conservation, environmental protection, feasibility studies, HAZOP reviews, process control, process safety analysis, project management, and troubleshooting.

"Our partnership with ENGlobal provides us with a strategic advantage in a very competitive marketplace," said Gary W. Cadby, Chief Executive Officer of GRSA. "Together, our companies are uniquely qualified to provide a complete range of engineering and design services from project inception through construction."

"ENGlobal specializes in designing multi-phase engineering solutions for its clients," added J. Michael Harrison, ENGlobal's Senior Vice President of Business Development. "By supplementing our core competencies with preferred provider agreements, such as this one with GRSA, we can provide our customers with a broader range of high quality services. In this way, we believe we will not only continue to earn our clients' trust, but will also help our clients achieve successful project outcomes."

About GRSA Consultants and Engineers, Inc.
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Headquartered in Baton Rouge, Louisiana, GRSA Consultants and Engineers,
Incorporated (GRSA) is a professional engineering firm that has been serving chemical, petrochemical and refinery industries since 1972. For more information, visit GRSA's website at www.grsaengineering.com.




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        654 N. Sam Houston Parkway E. o Suite 400 o Houston, Texas 77060
                                www.ENGlobal.com

ENGlobal Press Release
December 16, 2009
Page 2


About ENGlobal
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ENGlobal provides engineering, construction, automation, land, and governmental services principally to the energy sector throughout the United States and internationally. The Company has over 2,300 employees in 19 offices and occupies about 500,000 square feet of office and fabrication space. ENGlobal has been named one of the fastest growing engineering firms in the United States and Canada by ZweigWhite in each of the last six years. Further information about the Company and its businesses is available at www.ENGlobal.com.

Safe Harbor for Forward-Looking Statements
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Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws and are subject to risks and uncertainties including, but not limited to: (1) the Company's ability to continue profitable operations in the current economic downturn; (2) the Company's ability to achieve its business strategy while effectively managing costs and expenses; (3) the successful financial performance of each business unit; and (4) the Company's ability to successfully consummate and execute on strategic alliances such as the one described in this press release. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors detailed from time to time in ENGlobal's filings with the Securities and Exchange Commission. In addition, reference is hereby made to cautionary statements set forth in the Company's most recent reports on Form 10-K and 10-Q, and in its other SEC filings. Also, the information contained in this press release is subject to the risk factors identified in the Company's most recent Form 10-K.

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